EXHIBIT 99.5


Financial Guaranty Insurance Company
125 Park Avenue, 6th Floor
New York, New York 10017
(212) 312-3000
(800)352-0001

Surety Bond




Issuer: CWABS Master Trust                   Policy Number: 02030002
        Series 2002-A Subtrust               Control Number: 0010001

Insured Obligations:
$600,000,000 in principal amount of
Revolving Home Equity Loan Asset
Backed Notes, Series 2002-A (the "Notes")

Indenture Trustee: Bank One, National Association

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the initial premium in the amount of $138,000.00 (the "Deposit Premium") and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Credit Enhancement Draw Amount to the Indenture Trustee named above or its successor, as trustee for the Holders of the Notes, to the extent set forth in the Indenture (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture as in effect and executed on the date hereof or, if not defined in the Indenture, then in the Sale and Servicing Agreement referred to in the Indenture.

The following terms used herein shall have the meanings assigned to them below.

"Aggregate Investor Interest" for any Payment Date means the Class A Note Aggregate Interest plus the Class A-I0 Certificate Aggregate Interest.

"Available Investor Interest" for any Payment Date means the sum of the following amounts, but in each case only to the extent they will be available to be applied to make payments pursuant to Section 8.03(a)(ii) and Section 8.03(a)(vii) of the Indenture on the Payment Date:

               (i) the amount of Investor Interest Collections on deposit in the Collection Account as of the close of business on the third Business Day preceding the Payment Date,

              (ii) the funds deposited into the Collection Account with respect to such Payment Date in accordance with Section 3.02(b) of the Sale and Servicing Agreement,


Form 9131
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Financial Guaranty Insurance Company
125 Park Avenue, 6th Floor
New York, New York 10017
(212) 312-3000
(800) 352-0001


Surety Bond

          as reported by the Master Servicer to the Credit Enhancer in the Servicing Certificate delivered on the preceding Determination Date, and

               (iii) the amount on deposit in the Collection Account for the Payment Date as of the close of business on the preceding Determination Date for optional advances by the Master Servicer made pursuant to Section 4.03 of the Sale and Servicing Agreement.

"Credit Enhancement Draw Amount" for any Payment Date means an amount equal to the sum of:

         (x) the excess of the Aggregate Investor Interest over the Available Investor Interest, plus

         (y) the Guaranteed Principal Payment Amount; plus

         (z) any Preference Amount (as defined in the Policy) to be paid pursuant to the terms of the Policy on the Payment Date.

"Guaranteed Payment" for any Payment Date means the sum of the amounts set forth in clauses (x) and (y) of the definition of "Credit Enhancement Draw Amount."

"Guaranteed Principal Payment Amount" for the Class A Notes means:

          (a) on their Scheduled Maturity Date, the excess of the outstanding Note Principal Balance (after giving effect to Interest Collections allocable and distributable as principal on the Class A Notes on the Payment Date) over the sum of the amounts on deposit in the Collection Account available to be distributed to the Holders pursuant to Section 8.03(a)(iii) and Section 8.03(a)(v) of the Indenture,

          (b) on any Payment Date if the Transferor Principal Balance has been reduced to or below zero, the excess of the Note Principal Balance (after giving effect to the distributions of Interest Collections and Principal Collections that are allocable to principal on the Class A Notes on the Payment Date) over the Loan Balance (at the end of the related Collection Period), and

          (c) for the Class A Notes on any other Payment Date, zero.

"Investor Interest" for any Payment Date means (i) interest for the related Class A Note Interest Period at the Class A Note Rate on the Note Principal Balance as of the first day of the Class A Note Interest Period (after giving effect to the distributions made on the first day of the Class A Note Interest Period) plus (ii) interest on the Class A-IO Certificates for the related Class A-IO


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Financial Guaranty Insurance Company
125 Park Avenue, 6th Floor
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond

Certificate Interest Period which shall equal the Investor Interest Collections for the Payment Date minus the aggregate of all amounts payable on the Paymen Date under Section 8.03(a)(i), Section 8.03(a)(ii), and Sections 8.03(a)(iv) through 8.03(a)(vi).

"Class A Note Unpaid Interest Shortfall" for any Payment Date means the aggregate amount of Class A Note Interest that was accrued for a prior Payment Date and has not been distributed to Holders of the Class A Notes.

Financial Guaranty will pay a Guaranteed Payment with respect to the Notes out of its own funds by 12:00 noon (New York City Time) in immediately available funds to the Trustee on the later of (i) the second Business Day following the day on which Financial Guaranty shall have received Notice that a Guaranteed Payment is due in respect of the Notes and (ii) the Payment Date on which the Guaranteed Payment is payable to the Noteholders pursuant to the Indenture, for disbursement to the Noteholders in the same manner as other payments with respect to the Notes are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Noteholders to receive the amount so paid. Financial Guaranty's obligations with respect to the Notes hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Guaranteed Payment are received by the Indenture Trustee on behalf of the Holders of the Notes for payment to such Noteholders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a Noteholder is recoverable and recovered from such Noteholder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Distribution Date after the second Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Noteholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Noteholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Noteholder, as the case may be. Such



Form 9131
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Financial Guaranty Insurance Company
125 Park Avenue, 6th Floor
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond

payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Noteholder directly (unless the Noteholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Noteholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (x) through (z) of the preceding paragraph that are received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Notes shall have been paid in full and (ii) if any proceeding referenced in the second preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Indenture.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice


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Financial Guaranty Insurance Company
125 Park Avenue, 6th Floor
New York, New York 10017
(212) 312-3000
(800)352-0001

Surety Bond


delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Noteholder" means, as to a particular Note, the person, other than the Sponsor, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Distribution Date, is entitled under the terms of such Note to a distribution thereon. "Indenture" means the Indenture relating to the Notes by and between CWABS Master Trust (for the Series 2002-A Subtrust), as issuer (the "Issuer"), and Bank One, National Association, as indenture trustee, dated as of February 28, 2002. "Sale and Servicing Agreement" means the Sale and Servicing Agreement by and among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, the Issuer, and Bank One National Association, as Indenture Trustee, dated as of February 28, 2002.

In the event that payments under any Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Notes by reason of the redemption of the Notes pursuant to Article X of the Indenture does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.




President                                  Authorized Representative

Effective Date: February 28, 2002

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                                  EXHIBIT A

                             NOTICE OF NONPAYMENT
                  AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:      Financial Guaranty Insurance Company
         125 Park Avenue, 6th Floor
         New York, New York 10022
         (212) 312-3000
         Attention: General Counsel

         Telephone: (212) 312-3000
         Telecopier: (212) 312-3220

Re:      CWABS Master Trust
         Revolving Home Equity Loan Asset Backed Notes,
         Series 2002-A (the "Notes")
         Policy No. 02030002

Payment Date: ________________________

We refer to that certain Indenture, dated as of February 28, 2002, by and between CWABS Master Trust, for the Series 2002-A Subtrust, as issuer, and Bank One, National Association, as Indenture Trustee (the "Indenture"), relating to the above referenced Notes. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Indenture, or, if not defined therein, in the Sale and Servicing Agreement referred to in the Indenture.

(a) Based upon the Servicing Certificate for the Payment Date identified above, the Indenture Trustee has determined under the Indenture that in respect of such Payment Date:

         (i) The Note Interest with respect to the Notes due and owing is $______________;

         (ii) The Class A Unpaid Interest Shortfall (not including any Basis Risk Carryforward), if any, for the Notes, plus interest thereon at the related Note Rate, due and owing is $_____________;

         (iii) The Guaranteed Principal Payment Amount with respect to the Notes due and owing is $________________;

         (iv) The amounts available to pay the items identified in items (i) through (iii) above, as such amounts relate to clause (x) of the definition of "Credit Enhancement Draw Amount," as reduced by any portion thereof that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent



                                     A-1
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jurisdiction imposing a stay pursuant to Section 362 of the United States
Bankruptcy Code), is $___________________.

         Please be advised that a Guaranteed Payment is due for the Payment Date identified above for the Notes in the amount of $________________.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $________________.]

Accordingly, pursuant to the Indenture, this statement constitutes a notice for payment of a Credit Enhancement Draw Amount in the amount of $________________ under the Surety Bond.

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

         The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of __________________.



                                        ___________________________
                                        as Trustee

                                        By: ________________________

                                        Title: ______________________

                                     A-2